**AMENDMENT NO. 3 TO**
**10% SECURED CONVERTIBLE DEBENTURE**

This Amendment No. 3 (the "Amendment") to 10% Secured Convertible Debenture in the original principal amount of $4,037,889.00 originally dated April 1, 2020 (as amended pursuant to those certain Amendments Nos. 1 and 2, the "Debenture"), is entered into and effective as of March 4, 2022 (the "Effective Date"), by and between Amergent Hospitality Group Inc., a Delaware corporation (the "Company") and Oz Rey, LLC, a Texas limited liability company ("Holder"). Capitalized terms not otherwise defined herein have the meanings set forth in the Debenture.

**WHEREAS,** the preamble to the Debenture provides that the Holder may extend the Maturity date of the Debenture for additional two year periods, provided that in no event shall the Maturity Date be extended beyond 10 years from the Original Issue Date;

**WHEREAS,** the Holder desires to extend the Maturity Date of the Debenture for two years; and

**WHEREAS,** the Company desires to acknowledge such extension; and

**WHEREAS,** the Company and Holder desire that all terms and provisions of the Debenture not specifically modified by this Amendment remain unaltered and in full force and effect as written in the Debenture.

**NOW THEREFORE,** in consideration of their mutual covenants and obligations contained herein, the Company and Holder, agree as follows:

1. Extension of Maturity Date. Pursuant to the preamble of the Debenture, the Holder hereby extends the Maturity Date of the Debenture to April 1, 2024. Any references in the Debenture to a Maturity Date of April 1, 2022 are hereby deleted and replaced with April 1, 2024.

2. Sale of Senior Unsecured Convertible Debentures. Upon the sale of the Senior Unsecured Convertible Debentures in the aggregate principal amount of up to $3,000,000 (the "Convertible Debentures") with an interest rate of 8% and an 18-month maturity date, the Company shall pay the Holder, upon closing, a fee equal to two percent (2.0%) of the principal amount of the Convertible Debentures issued.

3. Legal Fees. In connection with this amendment and the issuance of the Convertible Notes, the Company shall pay to the Holder its legal fees and expenses incurred in the amount of $15,000.

4. No Other Changes. Except as set forth herein, all other terms and conditions contained in the Debenture that are not changed, amended or modified through this Amendment shall remain unchanged and in full force and effect.

[Signature page follows]

**IN WITNESS WHEREOF**, this AMENDMENT NO. 3 TO 10% SECURED CONVERTIBLE DEBENTURE has been duly executed by or on behalf of each of the parties as of the date first written above

**AMERGENT HOSPITALITY GROUP INC.,**
a Delaware corporation

Michael D. Pruitt

Name: Michael D. Pruitt
Its: Chief Executive Officer

**HOLDER:**

**OZ REY, LLC**
a Texas limited liability company

By: Robert S. Hersch
Its: Manager

SIGNATURE PAGE TO
AMENDMENT NO. 3 TO 10% SECURED CONVERTIBLE DEBENTURE